UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October   , 2007 (September 30, 2007)

ACA CAPITAL HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33111	75-3170112
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation or organization)		Number)

140 Broadway
New York, New York
10005
(Address of principal executive offices)

(212) 375-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 1.02.   Termination of a Material Definitive Agreement.

The employment agreement dated as of September 30, 2004, between Joseph Pimbley, ACA Capital Holdings, Inc. (the “Company”), American Capital Access Service Corporation and ACA Financial Guaranty Corporation expired in accordance with its terms on September 30, 2007.  Mr. Pimbley will continue to remain employed with the Company in his current capacity as the Company’s Executive Vice President, Institutional Risk Management.

The full text of Mr. Pimbley’s employment agreement is filed as Exhibit 10.24 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 2, 2007 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACA CAPITAL HOLDINGS, INC.

Dated: October 4, 2007	By:	/s/ Nora J. Dahlman
	Name:	Nora J. Dahlman
	Title:	Senior Managing Director, General
Counsel and Secretary